                                                                    EXHIBIT 10.5

                             CONFIDENTIAL TREATMENT

SIERRA PACIFIC POWER COMPANY HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               MASTER AMENDMENT TO
                     CONFIRMATION AGREEMENTS (SPPC - POWER)

                            Dated as of June 4, 2002

         This Master Amendment to Confirmation Agreements (this "Confirmation Amendment") provided pursuant to and in accordance with the Western Systems Power Pool Agreement (the "WSPP Agreement") is made by and between Sierra Pacific Sierra Pacific Power Company, a Nevada corporation ("Sierra Pacific"), and Duke Energy Trading and Marketing, L.L.C., a Delaware limited liability company ("DETM").

         WHEREAS, Sierra Pacific and DETM are currently parties to certain Confirmation Agreements (as defined in the WSPP Agreement) and the transactions thereunder, including but not limited to, those listed on Schedule A attached hereto and made a part hereof (collectively, the "Existing Confirmation Agreements");

         WHEREAS, Sierra Pacific and DETM desire to set forth in this Confirmation Amendment certain payment and other terms that will amend and supplement the Existing Confirmation Agreements and all Confirmation Agreements executed with respect to future transactions between the parties under the WSPP Agreement (the "New Confirmation Agreements"); and

         WHEREAS, in consideration of the agreement of the parties to be bound by the terms hereof, Sierra Pacific and DETM have agreed to execute this Confirmation Amendment.

         NOW THEREFORE, the parties hereto agree as follows:

1.    Payment Terms Under New Confirmation Agreements.

      (a)   [****]

            (i) [****]

            (ii) [****]

      (b)   [****]

            (i) [****]

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

            (ii) [****]

      (c)   [****]

2.    Representations and Warranties.

      (a) Sierra Pacific. Sierra Pacific represents and warrants that it has the right, power, and corporate authority to enter into and perform its obligations under this Confirmation Amendment. Sierra Pacific's execution, delivery and

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

            performance of this Agreement has been duly authorized, no further action is necessary on the part of Sierra Pacific and no consents or other approvals are required to be obtained in connection therewith. The execution and delivery of this Confirmation Amendment does not contravene, or constitute a default under, any provision of applicable law or regulation or its organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it or result in any creation or imposition of any lien on any of its assets. This Confirmation Amendment has been duly and validly executed and delivered by Sierra Pacific and, assuming the due execution and delivery by the other party hereto, constitutes a valid and binding obligation of Sierra Pacific, enforceable against it in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, receivership or other similar laws affecting creditors' rights generally and equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

      (b) DETM. DETM represents and warrants to Sierra Pacific that DETM has the right, power, and authority to enter into and perform its obligations under this Confirmation Amendment. The execution, delivery and performance of this Confirmation Amendment by DETM has been duly authorized, no further action is necessary on the part of DETM and no consents or other approvals are required to be obtained in connection therewith. The execution and delivery of this Confirmation Amendment does not contravene, or constitute a default under, any provision of applicable law or regulation or its organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it or result in any creation or imposition of any lien on any of its assets. This Confirmation Amendment has been duly and validly executed and delivered by DETM and, assuming the due execution and delivery by the other party hereto, constitutes a valid and binding obligation of DETM, enforceable against it in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, receivership or other similar laws affecting creditors' rights generally and equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.    Defaults.

      (a) Events of Default. In addition to the Events of Default under the WSPP Agreement, the occurrence of any one or more of the following events shall also constitute an Event of Default by Sierra Pacific under the WSPP Agreement and all Confirmation Agreements between Sierra Pacific and DETM until all energy and gas have been delivered and paid for under the Covered Short Positions:

            (i) If Sierra Pacific fails to pay or prepay when due any amount under this Confirmation Amendment.

            (ii) Sierra Pacific defaults in any other of its obligations under this Confirmation Amendment and any such default continues for five (5) days.

            (iii) A default, event of default or other similar event or condition of Sierra Pacific with respect to any indebtedness for borrowed money which results in such indebtedness becoming immediately due and payable has occurred and is continuing.

            (iv) A default, event of default or other similar event or condition of Sierra Pacific with respect to any other agreement between Sierra Pacific and DETM or any of its affiliates has occurred and is continuing, including, without limitation, under the Marketing Services Agreement or the Master Gas Agreement.

      (b) Notice of Default. Sierra Pacific shall notify DETM in writing promptly of the occurrence of any Event of Default by it.

      (c) Remedies. In addition to the rights and remedies upon an Event of Default set forth in the WSPP Agreement and in any Confirmation Agreement and at law and in equity, upon the occurrence of an Event of Default the non-defaulting party may, without prior notice and in addition to and not in limitation of its other rights and remedies, setoff (including, without limitation, by setoff, offset, combination of accounts, deduction, counterclaim, retention or withholding across or within each or all agreements) any and all sums or obligations (whether arising under this Confirmation Amendment, the Confirmation Agreements or any other agreement and whether matured or unmatured) owed or otherwise accrued by the defaulting party to the non-defaulting party or any of its affiliates against any sums or obligations owed or otherwise accrued by the non-defaulting party or any of its affiliates to the defaulting party. Sierra Pacific shall pay all reasonable costs and expenses of collection incurred by or on behalf of the DETM as a result of an Event of Default, including reasonable attorney's fees.

4.    Miscellaneous.

      (a) Limitation on Waiver. The rights and remedies of DETM under this Confirmation Amendment shall be cumulative and not alternative. No waiver by DETM of any right or remedy under this Confirmation Amendment shall be effective unless in a writing signed by DETM. No failure to exercise, delay in exercising, or single or partial exercise of any right or remedy by DETM, and no course of dealing between DETM on the one hand and Sierra Pacific on the other hand, shall constitute a waiver of, or shall preclude any other or further exercise of the same right or remedy.

      (b) Confirmation Amendment. This Confirmation Amendment may be amended, modified or supplemented only in writing, signed by each of the parties hereto.

      (c) Notices. Notices given under this Confirmation Amendment, including any notice of a change of address, shall be addressed as provided under the applicable Confirmation Agreement and to the additional addressees:

            (i) if to Sierra Pacific, to William E. Peterson, Sr. V.P. & General Counsel, 6100 Neil Road, P.O. Box 10100, Reno, NV 89520-0024, Fax: (775)834-5959, email:
                  wpeterson@sierrapacific.com; and

            (ii) if to DETM, to Duke Energy Marketing and Trading, L.L.C. to JoAnn Russell, General Counsel, 5400 Westheimer Court, Houston, TX 77056-5310, Fax: (713) 627-5122, email:
                  jprussell@duke-energy.com.

      (d) Severability. If any term, provision, covenant or restriction of this Confirmation Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (e) Governing Law. This Confirmation Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of laws rules thereof.

      (f) Assignment. Sierra Pacific may not assign or transfer this Confirmation Amendment or the obligations owing thereunder without the prior written consent of DETM in its sole discretion. DETM may assign or transfer this Confirmation Amendment or any obligations owing thereunder to any affiliate so long as such entity has a credit status which, in Sierra Pacific's reasonable opinion, is at least as high as that of DETM.

      (g) Parties Bound. This Confirmation Amendment shall bind Sierra Pacific and DETM and their respective successors and assigns. The Existing Confirmation Agreements and all transactions thereunder, as amended hereby, are hereby reaffirmed by each of Sierra Pacific and DETM and remain in full force and effect.

      (h) Section Headings. The headings in this Confirmation Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) References. All words used in this Confirmation Amendment shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to this Confirmation Amendment in its entirety and not to any specific section or subsection hereof.

      (j) Definitions. All capitalized terms not defined herein shall have the meaning ascribed to them in the WSPP Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Confirmation Amendment as of the date first stated above.

                                       SIERRA PACIFIC POWER COMPANY


                                       By:___________________________
                                       Name:
                                       Title:



                                       DUKE ENERGY TRADING AND MARKETING, L.L.C.

                                       By:____________________________
                                       Name:
                                       Title:

                                   SCHEDULE A
                        EXISTING CONFIRMATION AGREEMENTS

                                     [***]


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                                   SCHEDULE B
                             COVERED SHORT POSITIONS

                                (see attached)

[DUKE ENERGY]                                                       [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Sierra Pacific Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230


Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869


This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Sierra Pacific Power Company
(SPPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and SPPC to purchase and receive power under five (5) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                  150 Megawatts Per Hour

CONTRACT QUANTITY:              62,400 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #2

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             12,400 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 13:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                               Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the
                               payment terms set forth in Section 4 of that certain Master Amendment to Confirmation
                               Agreements by and between SPPC and DETM, dated
                               June 4, 2002.

BLOCK #3

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             20,800 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS: Payment shall be made according to the payment terms set forth in Section 4 of that certain Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             20,800 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS: Payment shall be made according to the payment terms set forth in Section 4 of that certain Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #5

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

DELIVERY RATE:                 75 Megawatts Per Hour

CONTRACT QUANTITY:             31,200 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS: Payment shall be made according to the payment terms set forth in Section 4 of that certain Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

       ___________________________________________    Date: ____________________
         Duke Energy Trading and Marketing, L.L.C.
By:

       ___________________________________________    Date: ____________________
         Sierra Pacific Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

[DUKE ENERGY LOGO]                                                  [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Sierra Pacific Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230

Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869


This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Sierra Pacific Power Company
(SPPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and SPPC to purchase and receive power under five (5) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                 150 Megawatts Per Hour

CONTRACT QUANTITY:             64,800 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #2

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             12,400 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 13:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                               Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #3

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             21,600 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 50 Megawatts Per Hour

CONTRACT QUANTITY:             21,600 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

BLOCK #5

DELIVERY RATE:                 75 Megawatts Per Hour

CONTRACT QUANTITY:             32,400 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and SPPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between SPPC and DETM, dated June 4, 2002.

SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

       ___________________________________________  Date:____________________
         Duke Energy Trading and Marketing, L.L.C.
By:

       ___________________________________________  Date: ____________________
         Sierra Pacific Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                                   SCHEDULE D
                              CERTAIN TRANSACTIONS

                                 (see attached)

                                   EXHIBIT "A"
                                       to
                    NATURAL GAS SALES AND PURCHASE AGREEMENT
                               Dated: July 1, 1997
                           DETM Agreement No. GSA 408


Seller                                          Buyer
------                                          -----
DUKE ENERGY TRADING AND MARKETING, L.L.C.       SIERRA PACIFIC POWER COMPANY
4 Triad Center                                  6100 Neil Road
Suite 1000                                      PO Box 10100
Salt Lake City, UT  84180                       Reno, NV  89520
Representative:  Steve Bateson                  Representative:  Mike Smart
Fax Number:  (801) 531-5490                     Fax Number:  (702) 367-5869


EXHIBIT DATE:           June 4, 2002


TERM:                   June 15, 2002 (8:00 a.m. MST) through October 1, 2002
                        (7:59 a.m. MST)


SERVICE LEVEL:          Firm Obligation


PRICE: From June 15, 2002 (8:00 a.m. MST) through July 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.

                        From July 1, 2002 (8:00 a.m. MST) through August 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.

                        From August 1, 2002 (8:00 a.m. MST) through September 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.

                        From September 1, 2002 (8:00 a.m. MST) through October 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.


QUANTITY:               ***** MMBtu per day


DELIVERY POINT(S):      *****


PAYMENT PROVISION:      Payment shall be made according to the payment terms set
                        forth in Section 4 of that certain Master Amendment to Confirmation Agreements ("Amendment") by and between Duke Energy Trading and Marketing, L.L.C. (DETM) and
                        Sierra Pacific Power Company (SPC), dated June 4, 2002.

CONFLICT:               In the event of a conflict between the above-referenced
                        Natural Gas Sales and Purchase Agreement dated July 1,
                        1997 and this Exhibit "A," this Exhibit "A" shall govern.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

THIS EXHIBIT "A" IS BEING PROVIDED PURSUANT TO, IN ACCORDANCE WITH, AND IS SUBJECT TO THE ABOVE-REFERENCED NATURAL GAS SALES AND PURCHASE AGREEMENT DATED JULY 1, 1997 AS MAY BE AMENDED FROM TIME TO TIME AND AS SUPPLEMENTED AND MODIFIED HEREIN, AND THAT CERTAIN MASTER AMENDMENT TO CONFIRMATION AGREEMENTS BY AND BETWEEN DETM AND SPC, DATED JUNE 4, 2002.

IF THE DESCRIPTION CONTAINED IN THIS EXHIBIT "A" IS CONTRARY TO YOUR UNDERSTANDING OF THE AGREEMENT, PLEASE NOTIFY DETM VIA TELECOPY BY THE CLOSE OF THE SECOND BUSINESS DAY FOLLOWING YOUR RECEIPT OF THIS EXHIBIT "A." YOUR FAILURE TO NOTIFY DETM OF ANY SUCH CONTRARY UNDERSTANDING BY SUCH TIME CONSTITUTES YOUR CONFIRMATION OF THE TRANSACTION AS DESCRIBED ABOVE.


ACCEPTED and AGREED to:

Seller                                          Buyer

DUKE ENERGY TRADING AND MARKETING, L.L.C. SIERRA PACIFIC POWER COMPANY



By:   _______________________________     By:   ______________________________


Date: _______________________________     Date: ______________________________

                                   EXHIBIT "A"
                                       to
                    NATURAL GAS SALES AND PURCHASE AGREEMENT
                               Dated: July 1, 1997
                           DETM Agreement No. GSA 408


Seller                                          Buyer
------                                          -----
DUKE ENERGY TRADING AND MARKETING, L.L.C.       SIERRA PACIFIC POWER COMPANY
4 Triad Center                                  6100 Neil Road
Suite 1000                                      PO Box 10100
Salt Lake City, UT  84180                       Reno, NV  89520
Representative:  Steve Bateson                  Representative:  Mike Smart
Fax Number:  (801) 531-5490                     Fax Number:  (702) 367-5869


EXHIBIT DATE:           June 4, 2002


TERM:                   July 1, 2002 (8:00 a.m. MST) through October 1, 2002
                        (7:59 a.m. MST)


SERVICE LEVEL:          Firm Obligation


PRICE: From July 1, 2002 (8:00 a.m. MST) through August 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.

                        From August 1, 2002 (8:00 a.m. MST) through September 1, 2002 (7:59 a.m. MST), the Price shall be ***** per MMBtu.

                        From September 1, 2002 (8:00 a.m. MST) through October 1, 2002 (7:59 a.m. MST) the Price shall be ***** per MMBtu.


QUANTITY:               ***** MMBtu per day


DELIVERY POINT(S):      *****


PAYMENT PROVISION:      Payment shall be made according to the payment terms set
                        forth in Section 4 of that certain Master Amendment to Confirmation Agreements by and between Duke Energy
                        Trading and Marketing, L.L.C. (DETM) and Sierra Pacific
                        Power Company (SPC), dated June 4, 2002.


CONFLICT:               In the event of a conflict between the above-referenced
                        Natural Gas Sales and Purchase Agreement dated July 1,
                        1997 and this Exhibit "A," this Exhibit "A" shall govern.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

THIS EXHIBIT "A" IS BEING PROVIDED PURSUANT TO, IN ACCORDANCE WITH, AND IS SUBJECT TO THE ABOVE-REFERENCED NATURAL GAS SALES AND PURCHASE AGREEMENT DATED JULY 1, 1997 AS MAY BE AMENDED FROM TIME TO TIME AND AS SUPPLEMENTED AND MODIFIED HEREIN, AND THAT CERTAIN MASTER AMENDMENT TO CONFIRMATION AGREEMENTS BY AND BETWEEN DETM AND SPC, DATED JUNE 4, 2002.

IF THE DESCRIPTION CONTAINED IN THIS EXHIBIT "A" IS CONTRARY TO YOUR UNDERSTANDING OF THE AGREEMENT, PLEASE NOTIFY DETM VIA TELECOPY BY THE CLOSE OF THE SECOND BUSINESS DAY FOLLOWING YOUR RECEIPT OF THIS EXHIBIT "A." YOUR FAILURE TO NOTIFY DETM OF ANY SUCH CONTRARY UNDERSTANDING BY SUCH TIME CONSTITUTES YOUR CONFIRMATION OF THE TRANSACTION AS DESCRIBED ABOVE.


ACCEPTED and AGREED to:

Seller                                          Buyer

DUKE ENERGY TRADING AND MARKETING, L.L.C. SIERRA PACIFIC POWER COMPANY


By:   ______________________________      By:   _____________________________



Date: ______________________________      Date: _____________________________